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                                                                   EXHIBIT 10.11

                             AMENDMENT NO. 1 TO THE
                                CREDIT AGREEMENT

                                                   Dated as of November 27, 2002

          AMENDMENT NO. 1 TO THE FIVE YEAR CREDIT AGREEMENT among HONEYWELL INTERNATIONAL INC., a Delaware corporation (the "Company"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders") and Citibank, N.A., as agent (the "Agent") for the Lenders.

          PRELIMINARY STATEMENTS:

          (1) The Company, the Lenders and the Agent have entered into a Five Year Credit Agreement dated as of December 2, 1999 (the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

          (2) The Company and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

          SECTION 1. Amendments to Credit Agreement . The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4, hereby amended as follows:

          (a) The definition of "Base Rate" in Section 1.01 is amended by adding at the end of clause (b) the word "and", by inserting a period after the phrase "Federal Funds Rate" in clause (c), deleting the word "and" at the end of clause
(c) and deleting clause (d).

          (b) The parenthetical clause in the definition of "Business Day" in
Section 1.01 is amended in full to read "(or, in the case of an Advance denominated in Euros, on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System is open)".

          (c) The definition of "Change of Control" in Section 1.01 is amended by deleting from clause (ii) the phrase "the effective time of the merger of Honeywell Inc. and a wholly owned Subsidiary of the Company as contemplated by the Merger Agreement" and substituting therefor the phrase "the Effective Date".

          (d) Clause (a)(ii) of the definition of "ERISA Event" in Section 1.01 is amended in full to read as follows:

               (ii) the requirements of subsection (1) of Section 4043(b) of ERISA are met with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA,




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     of a Plan of such Person or any of its ERISA Affiliates, and an event described in paragraph (9), (10), (11), (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such Plan within the following 30 days;

          (e) The following new definitions are added to Section 1.01 immediately after the defined term "Escrow":

               "EURIBO Rate" means, for any Interest Period for each Eurocurrency Rate Advance comprising part of the same Borrowing, the rate per annum appearing on Page 248 of the Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Agent from time to time for purposes of providing quotations of interest rates applicable to deposits in Euros by reference to the Banking Federation of the European Union Settlement Rates for deposits in Euros) at approximately 10:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for deposits in Euros with a maturity comparable to such Interest Period or, if for any reason such rate is not available, the average (rounded upward to the nearest whole multiple of 1/16 of 1% per annum, if such average is not such a multiple) of the respective rates per annum at which deposits in Euros are offered by the principal office of each of the Reference Banks in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to such Reference Bank's Eurocurrency Rate Advance comprising part of such Borrowing to be outstanding during such Interest Period andfor a period equal to such Interest Period (subject, however, to the provisions of Section 2.07).

               "Euro" means the lawful currency of the European Union as constituted by the Treaty of Rome which established the European Community, as such treaty may be amended from time to time and as referred to in the EMU legislation.

          (f) The definition of "Eurocurrency Rate" in Section 1.01 is amended by (i) inserting immediately after the phrase "by dividing (a)" the phrase "(i) in the case of any Advance denominated in Dollars or any Major Currency other than Euros," and (ii) by inserting immediately before the phrase " by (b) a percentage equal to 100%" the phrase " or (ii) in the case of any Advance denominated in Euros, the EURIBO Rate".

          (g) The definition of "LIBO Rate" in Section 1.01 is amended by (i) inserting immediately after the phrase "by dividing (a)" the phrase "(i) in the case of any Advance denominated in Dollars or any Foreign Currency other than Euros," and (ii) by inserting immediately before the phrase " by (b) a percentage equal to 100%" the phrase " or (ii) in the case of any Advance denominated in Euros, the EURIBO Rate".

          (h) The definition of "Major Currencies" in Section 1.01 is amended in full to read as follows:




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          "Major Currencies" means lawful currency of the United Kingdom of
     Great Britain and Northern Ireland, lawful currency of Japan and Euros.

          (i) The definition of "Merger Agreement" in Section 1.01 is deleted in full.

          (j) The definition of "Reference Banks" in Section 1.01 is amended in full to read as follows:

          "Reference Banks" means Citibank, Bank of America, N.A., JPMorgan Chase Bank and Deutsche Bank AG New York Branch.

          (k) Section 2.13(e) is amended in by replacing the phrase "1001 or 4224" with the phrase "W-8ECI or W-8BEN" in both places where such phrase appears.

          (l) Section 4.01(o) is deleted in full.

          SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Amendment executed by the Company and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

          SECTION 3. Representations and Warranties of the Company . The Company represents and warrants as follows:

               (a) Each of the representations and warranties set forth in
     Section 4.01 of the Credit Agreement (except the representations set forth in the last sentence of subsection (e) thereof and in subsections (f),
     (h)-(l) and (n) thereof), as amended hereby, are true and correct as of the date hereof.

               (b) The execution, delivery and performance by the Company of this Amendment and the Credit Agreement and the Notes, as amended hereby, to which it is or is to be a party are within the Company's corporate powers, have been duly authorized by all necessary corporate action, and do not and will not cause or constitute a violation of any provision of law or regulation or any provision of the Certificate of Incorporation or By-Laws of the Company or result in the breach of, or constitute a default or require any consent under, or result in the creation of any lien, charge or encumbrance upon any of the properties, revenues, or assets of the Company pursuant to, any indenture or other agreement or instrument to which the Company is a party or by which the Company or its property may be bound or affected.

               (c) No authorization, consent or approval (including any exchange control approval), license or other action by, and no notice to or filing or registration with, any governmental authority, administrative agency or regulatory body or any other third party is required for the due execution, delivery and performance by the Company of this Amendment or the Credit Agreement or the Notes, as amended hereby, to which it is or is to be a party.




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               (d) This Amendment has been duly executed and delivered by the
     Company. This Amendment and each of the Credit Agreement and the Notes, as amended hereby, to which the Company is a party are legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally.

               (e) There is no action, suit, investigation, litigation or proceeding, including, without limitation, any Environmental Action, pending or to the knowledge of the Company, threatened affecting the Company or any of its Subsidiaries before any court, governmental agency or arbitrator that purports to affect the legality, validity or enforceability of this Amendment or the Credit Agreement or any Note or the consummation of the transactions contemplated hereby.

          SECTION 4. Reference to and Effect on the Credit Agreement and the Notes. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

          (b) The Credit Agreement and the Notes, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

          SECTION 5. Costs and Expenses The Company agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

          SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.




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          SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                         HONEYWELL INTERNATIONAL INC.


                                         By: /s/ James V. Gelly
                                             -----------------------------------
                                             Name: James V. Gelly
                                             Title: Vice President and Treasurer


                                         CITIBANK, N.A., as Agent


                                         By: /s/ Carolyn A. Kee
                                             -----------------------------------
                                             Name: Carolyn A. Kee
                                             Title: Vice President


                                         BANK OF AMERICA, N.A.


                                         By: /s/ John W. Pocalyko
                                             -----------------------------------
                                             Name: John W. Pocalyko
                                             Title: Managing Director


                                         JPMORGAN CHASE BANK


                                         By: /s/ Randolph Cates
                                             -----------------------------------
                                             Name: Randolph Cates
                                             Title: Vice President


                                         DEUTSCHE BANK AG, NEW YORK BRANCH


                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:




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                                         BARCLAYS BANK PLC


                                         By: /s/ Douglas Bernegger
                                             -----------------------------------
                                             Name: Douglas Bernegger
                                             Title: Director


                                         BANCA NAZIONALE DE LAVORO S.p.A.-NEW
                                         YORK BRANCH


                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                         THE BANK OF NEW YORK


                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                         BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                                         By: /s/ Spencer Hughes
                                             -----------------------------------
                                             Name: Spencer Hughes
                                             Title: Vice President


                                         BANK ONE, NA


                                         By: /s/ Mahua Thakurta
                                             -----------------------------------
                                             Name: Mahua Thakurta
                                             Title: Associate Director


                                         HSBC BANK USA


                                         By: /s/ Diane M. Zieske
                                             -----------------------------------
                                             Name: Diane M. Zieske
                                             Title: First Vice President


                                         MELLON BANK, N.A.


                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:




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                                         REVOLVING COMMITMENT VEHICLE
                                         CORPORATION


                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                         ABN AMRO BANK N.V.


                                         By: /s/ James S. Kreitler
                                             -----------------------------------
                                             Name: James S. Kreitler
                                             Title: Senior Vice President


                                         By: /s/ Todd J. Miller
                                             -----------------------------------
                                             Name: Todd J. Miller
                                             Title: Assistant Vice President


                                         BANCA DI ROMA


                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                         BNP PARIBAS


                                         By: /s/ Christopher Criswell
                                             -----------------------------------
                                             Name: Christopher Criswell
                                             Title: Managing Director


                                         By: /s/ Bruno Lavole
                                             -----------------------------------
                                             Name: Bruno Lavole
                                             Title: Managing Director


                                         NORTHERN TRUST COMPANY


                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:




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                                         SUMITOMO MITSUI BANKING CORPORATION


                                         By: /s/ Robert H. Riley III
                                             -----------------------------------
                                             Name: Robert H. Riley III
                                             Title: Senior Vice President


                                         WELLS FARGO BANK, NATIONAL ASSOCIATION


                                         By: /s/ Peter M. Angelica
                                             -----------------------------------
                                             Name: Peter M. Angelica
                                             Title: Vice President


                                         BANCO BILBAO VIZCAYA


                                         By: /s/ Miguel Lara
                                             -----------------------------------
                                             Name: Miguel Lara
                                             Title: VP, Global Corporate Banking


                                         By: /s/ Phillip Paddack
                                             -----------------------------------
                                             Name: Phillip Paddack
                                             Title: Senior VP, Branch Manager


                                         BANK OF MONTREAL


                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                         THE FUJI BANK, LIMITED  (see Mizuho)


                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                         THE INDUSTRIAL BANK OF JAPAN (see
                                         Mizuho)




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                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                         ROYAL BANK OF CANADA


                                         By: /s/ Scott Umbs
                                             -----------------------------------
                                             Name: Scott Umbs
                                             Title: Manager


                                         STANDARD CHARTERED


                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                         UNICREDITO ITALIANO


                                         By: /s/ Christopher Eldin
                                             -----------------------------------
                                             Name: Christopher Eldin
                                             Title: FVP & Deputy Manager


                                         By: /s/ Charles Michael
                                             -----------------------------------
                                             Name: Charles Michael
                                             Title: Vice President


                                         MIZUHO CORPORATE BANK, LTD


                                         By: /s/ Naoki Yamamori
                                             -----------------------------------
                                             Name: Naoki Yamamori
                                             Title: Deputy General Manager